Liability in respect of government grants	12 Months Ended
Dec. 31, 2024
Liability in respect of government grants
Liability in respect of government grants

Note 11 – Liability in respect of government grants

	December 31,
	2023	2024
Balance as of January 1	1,986	2,157
Payment of royalties	(298)	(180)
Revaluation of the liability	469	(967)
Balance as of December 31	2,157	1,010

Current maturities in respect of government grants	262	167
Non-current liability in respect of government grants	1,895	843

As of December 31, 2024, Nano Tech received grants from the Israeli Innovation Authority (“IIA”), to finance development projects in the aggregate amount of $3,843. In consideration, Nano Tech undertook to pay the IIA royalties at the rate of 3% of the future sales up to the amount of the grants received. The Group recognized a liability using a discount rate of 19%.